EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the "***Agreement***") is made as of May 12, 2026, by and between Foxo Technologies Inc., a Delaware corporation (the "***Company***"), and the holder (the "***Holder***") of the Company's securities set forth on Exhibit A attached hereto (the "***Existing Securities***").

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company all of Holder's Existing Securities for senior unsecured non-convertible promissory notes of the Company (the "***Senior Notes***"), which Senior Notes shall be in the form of Exhibit A attached hereto; and

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Existing Securities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange of Existing Securities. Within 2 Trading Days of the date hereof (the "***Closing Date***"), subject to the terms and conditions of this Agreement, the Holder shall, and the Company shall, exchange all Existing Securities beneficially owned by the Holder for the Senior Notes, in the ratio of one share of Senior Notes for each share of Existing Securities (or fraction thereof) ("***Existing Securities Exchange***") (such exchange, the "***Exchange***"). Subject to the conditions set forth herein, the Exchange shall take place virtually on the Closing Date, or at such other time and place as the Company and the Holder mutually agree (the "***Closing***"). At the Closing, the following transactions shall occur:

1.1 the Company shall deliver Senior Notes to the Holder or its designee in accordance with the Holder's delivery instructions set forth on the Holder signature page hereto. Subject to the receipt of the newly issued Senior Notes, the Holder shall tender to the Company the Existing Securities within three Trading Days of the Closing Date.

1.2 On the Closing Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Senior Notes, irrespective of the date such Senior Notes are delivered to the Holder in accordance herewith. The Existing Securities shall be deemed for all corporate purposes to have been cancelled upon receipt of the Senior Notes in accordance with Section 1.1 above.

1.3 The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchanges.

2. Closing Conditions.

2.1 Conditions to Holder's Obligations. The obligation of the Holder to consummate the Exchange is subject to the fulfillment, to the Holder's reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

2.2 Conditions to the Company's Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company's reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to Holder that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

3.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance of underlying shares of Common Stock), the Exchange, and the issuance of the Senior Notes, have been taken on or prior to the date hereof.

3.3 Valid Issuance of the Senior Notes. The Senior Notes, when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

3.4 Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business and the Company has not received written notice of any such violation.

3.5 Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

3.6 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Existing Securities or any of the Company's officers or directors in their capacities as such.

4. Representations and Warranties of the Holder. The Holder hereby represents, warrants and covenants that:

4.1 Authorization. The Holder has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

4.2 Investment Experience. The Holder can bear the economic risk of its investment in the Senior Notes, and has such knowledge and experience in financial and

business matters that it is capable of evaluating the merits and risks of an investment in the Notes.

4.3 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Senior Notes or the fairness or suitability of the investment in the Senior Notes nor have such authorities passed upon or endorsed the merits of the offering of the Senior Notes.

4.4 Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

5. Additional Covenants.

5.1 Disclosure. The Company shall issue a Current Report on Form 8-K (the "***8-K Filing***") disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Holder. The Company shall not disclose the name of the Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate.

5.2 Fees and Expenses. Unless otherwise agreed to by the parties, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Holding Period. The parties acknowledge and agree that the holding period of the Senior Notes are being issued hereunder may be tacked on to the holding period of the Senior Notes. The Company agrees not to take any position contrary to this Section 5.3.

6. Miscellaneous.

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. **EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY**.

6.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered pursuant to the terms of the Existing Securities.

6.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Holder and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the

extent such amendment treats such party differently than any party that does consent thereto.

6.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.7 Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement.

6.10 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.11 Survival. The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Senior Notes.

6.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

FOXO TECHNOLOGIES INC.

By: /s/ Seamus Lagan
Name: Seamus Lagan
Title: CEO

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Holder: Sabby Volatility Warrant Master Fund, Ltd.

Signature of Authorized Signatory of Holder: ______________________

DocuSigned by:

6253870D1EFD4BB...

Name of Authorized Signatory: Robert Grundstein______________________

Title of Authorized Signatory: COO of Investment Manager______________________

Email Address of Authorized Signatory: rgrundstein@sabbymanagement.com______________

Senior Notes: $5,307,096.94

Instructions for Physical Delivery to Holder:

EXHIBIT A

EXISTING SECURITIES

5,307.09694 shares of preferred stock of the Company with an aggregate stated value of $5,307,096.94